UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06310
Legg Mason Partners Variable Income Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code:
Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432
Date of fiscal year end: October 31
Date of reporting period: October 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2009

Legg Mason Western Asset
Variable Adjustable Rate
Income Portfolio

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Portfolio name change

Prior to November 2, 2009, the Portfolio was known as Legg Mason Partners Variable Adjustable Rate Income Portfolio. There was no change in the Portfolio’s investment objective or investment policies as a result of the name change.

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	6

Portfolio expenses	7

Portfolio performance	9

Historical performance	10

Schedule of investments	11

Statement of assets and liabilities	24

Statement of operations	25

Statements of changes in net assets	26

Financial highlights	27

Notes to financial statements	28

Report of independent registered public accounting firm	43

Additional information	44

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during much of the twelve-month reporting period ended October 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department’s preliminary estimate for third quarter 2009 GDP growth was 2.8%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While the PMI dipped to 52.6 in September, it rose to 55.7 in October, its best reading since April 2006.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose 1.2% in August 2009 versus the prior month. This marked the fourth straight monthly gain. In addition, the National Association of Realtors’ Pending Home Sales Indexiv rose 6.1% in September, the eighth consecutive monthly increase.

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate rose to

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio   I

Letter from the chairman continued

10.2% in October 2009, its highest level in more than twenty-six years. Since December 2007, the number of unemployed has risen by approximately 8.2 million and there have been twenty-two consecutive months of job losses.

The Federal Reserve Board (“Fed”)v continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratevi from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its November 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

During the twelve months ended October 31, 2009, both short- and long-term Treasury yields experienced periods of heightened volatility. When the period began, two- and ten-year Treasury yields were 1.56% and 4.01%, respectively. The ongoing fallout from the issues related to the subprime mortgage market, the credit crisis, forced selling by leveraged investors and a lack of liquidity triggered several “flights to quality.” During these periods, Treasury yields moved lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. When the first half of the reporting period ended on April 30, 2009, two- and ten-year Treasury yields were 0.91% and 3.16%, respectively.

During the second half of the period, Treasury yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 0.90% and 3.41%, respectively. In a reversal from 2008, investor risk aversion faded as the twelve-month reporting period progressed, driving spread sector (non-Treasury) prices higher. For the twelve-month period ended October 31, 2009, the Barclays Capital U.S. Aggregate Indexvii returned 13.79%.

The high-yield bond market produced very strong results for the twelve months ended October 31, 2009. After generating extremely poor results in November 2008, the asset class posted positive returns during ten of the last eleven months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing of the credit markets, improving economic data and strong investor demand. All told, over the twelve months

II   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

ended October 31, 2009, the Citigroup High Yield Market Indexviii returned 45.26%.

Special shareholder notice
The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Effective June 4, 2009, the Portfolio’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh and Andrea A. Mack. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the Portfolio. Messrs. Leech and Walsh have been responsible for the day-to-day management of the Portfolio since March 2006, and Ms. Mack has been a part of the Portfolio’s portfolio management team since May 2007. Messrs. Leech and Walsh and Ms. Mack are employed by Western Asset Management Company. As portfolio managers, their focus is on portfolio structure, including sector allocation, durationix weighting and term structure decisions.

A special note regarding increased market volatility
Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio   III

Letter from the chairman continued

Information about your portfolio
Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 27, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii	The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv	The Pending Home Sales Index is an index created by the National Association of Realtors that tracks home sales in which a contract is signed but the sale has not yet closed. The Index is a leading indicator of future existing home sales as it typically takes four to six weeks to close a sale after a contract has been signed.

[v]	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii	The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

ix	Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

IV   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio seeks to provide high current income and to limit the degree of fluctuation of its net asset value (NAV)i resulting from movements in interest rates. In seeking to achieve its investment objectives, the Portfolio normally invests at least 80% of its net assets in adjustable rate securities and related investments. The Portfolio may also invest up to 20% of its assets in fixed-rate debt securities. The Portfolio is also permitted to invest up to 20% of its net assets in securities that are rated below investment grade, at the time of purchase, or, if unrated, deemed to be of comparable credit quality. The securities in which the Portfolio may invest include mortgage-backed securities (“MBS”), asset-backed securities, collateralized mortgage obligations, mortgage-related derivative securities, U.S. government securities, loan participations and corporate debt securities. We seek to achieve low volatility of NAV by diversifying the Portfolio’s assets among investments we believe will, in the aggregate, be resistant to significant fluctuations in market value.

At Western Asset Management Company (“Western Asset”), the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. During the fiscal year, the fixed-income market was impacted by the fallout from the financial crisis in 2008 and the subsequent return to more normal conditions given the aggressive actions taken by the Federal Reserve Board (“Fed”)ii, the U.S. Department of the Treasury and other government entities.

The yields on two- and ten-year Treasuries began the fiscal year at 1.56% and 4.01%, respectively. As the reporting period began, we were in the midst of a “flight to quality,” triggered by the seizing credit markets and a sharp drop in Treasury yields. The ten-year Treasury yield bottomed at 2.08% on December 18, 2008. At the epicenter of the turmoil were the continued repercussions from the September 2008 bankruptcy of Lehman Brothers. During this time, investors were drawn to the relative safety of shorter-term Treasuries, while riskier portions of the bond market performed poorly.

However, as the fiscal year progressed, conditions in the credit markets improved, there were signs that the economy was stabilizing and investor risk aversion abated. This led to falling demand (and higher yields) for

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   1

Portfolio overview continued

Treasuries and a strong sharp rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was strong demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

Toward the end of the reporting period, Treasury yields continued to move higher, especially on the long end of the yield curveiii. This was due to concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. At the conclusion of the fiscal year, two- and ten-year Treasury yields were 0.90% and 3.41%, respectively.

Q. How did we respond to these changing market conditions?
A. We proactively managed the portfolio using our fundamental, value-oriented investment philosophy. We reduced our exposure to agency MBS. This change was implemented because we felt that these securities were not as attractively valued, as they had sharply rallied due to the Fed’s direct purchase of the assets. We also reduced the portfolio’s non-agency MBS exposure. The sector rallied somewhat during the latter part of the fiscal year and we found more compelling opportunities elsewhere in the market. We also pared the portfolio’s cash exposure. In contrast, we increased our exposure to asset-backed securities, including student loans and credit cards, as we felt they would be supported by the Fed’s Term Asset-Backed Securities Loan Facility (“TALF”) and the U.S. Treasury’s Public-Private Investment Program (“PPIP”).

During the reporting period, we employed the use of Eurodollar futures and options to manage the portfolio’s yield curve strategy. In particular, we positioned the portfolio in anticipation of a steepening yield curve. We also used U.S. Treasury futures and options to manage our durationiv position, which was long versus that of the Citigroup 6-Month U.S. Treasury Bill Indexv, the Portfolio’s benchmark. Overall, the use of these instruments detracted from performance for the period.

2   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

Performance review
For the twelve months ended October 31, 2009, Legg Mason Western Asset Variable Adjustable Rate Income Portfolio1 returned 7.36%. The Portfolio’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Index, returned 0.71% for the same period. The Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average2 returned 9.68% over the same time frame.

   PERFORMANCE SNAPSHOT as of October 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Variable Adjustable Rate Income Portfolio[1]	15.16%	7.36%

Citigroup 6-Month U.S. Treasury Bill Index	0.17%	0.71%

Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average[2]	5.97%	9.68%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended October 31, 2009 was 1.88%. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yield would have been 1.32%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

   TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Portfolio’s most current prospectus dated February 28, 2009, the gross total operating expense ratio was 1.22%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 40 funds for the six-month period and among the 40 funds for the twelve-month period in the Portfolio’s Lipper category.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   3

Portfolio overview continued

Q. What were the leading contributors to performance?
A. The portfolio’s investments in both high-yield and investment grade corporate bonds were the largest contributors to performance during the fiscal year. While these sectors were weak during the first part of the reporting period, we felt that the securities remained attractive from a risk/reward perspective. We were rewarded for maintaining our disciplined long-term investment approach, as these holdings generated very strong results from March 2009 through the remainder of the fiscal year. Within the high-yield market, our bank loans and Industrials holdings were standouts. Within investment grade, the portfolio’s Industrials and Financials holdings were the strongest contributors to performance. Our non-agency MBS also contributed to performance, as these securities rallied when data was released showing improvements in the housing market.

Q. What were the leading detractors from performance?
A. The largest detractor from performance for the period was our exposure to cash. While we decreased this weighting during the reporting period, it remained a drag on performance, given the low yields available from short-term cash instruments. Certain individual securities in the corporate sector also modestly detracted from performance.

Thank you for your investment in Legg Mason Western Asset Variable Adjustable Rate Income Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

November 17, 2009

4   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top five sector holdings (as a percentage of net assets) as of October 31, 2009 were: Collateralized Mortgage Obligations (28.1%), Asset-Backed Securities (20.6%), Corporate Bonds & Notes (16.3%), U.S. Government & Agency Obligations (16.2%) and Collateralized Senior Loans (11.8%). The Portfolio’s composition is subject to change at any time.

RISKS: Investments in bonds are subject to interest rate and credit risks. The Portfolio is subject to fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. Adjustable rate securities are subject to additional risks. The Portfolio may invest in high-yield bonds which are rated below investment grade and carry more risk than higher-rated securities. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv	Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]	The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-Month Treasury Bill issues. 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   5

Portfolio at a glance† (unaudited)

   INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Portfolio’s investments as of October 31, 2009 and October 31, 2008 and do not include derivatives. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

6   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2009 and held for the six months ended October 31, 2009.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

   BASED ON ACTUAL TOTAL RETURN1

	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
15.16%	$1,000.00	$1,151.60	1.00%	$5.42

[1]	For the six months ended October 31, 2009.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   7

Portfolio expenses (unaudited) continued

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

   BASED ON HYPOTHETICAL TOTAL RETURN1

HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
5.00%	$1,000.00	$1,020.16	1.00%	$5.09

[1]	For the six months ended October 31, 2009.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

Portfolio performance (unaudited)

   AVERAGE ANNUAL TOTAL RETURNS1

Twelve Months Ended 10/31/09	7.36%

Five Years Ended 10/31/09	-0.31

Inception* through 10/31/09	-0.03

   CUMULATIVE TOTAL RETURN1

Inception date of 9/12/03 through 10/31/09	-0.20%

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception date is September 12, 2003.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   9

Historical performance (unaudited)

   VALUE OF $10,000 INVESTED IN LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE
   RATE INCOME PORTFOLIO VS. CITIGROUP 6-MONTH U.S. TREASURY BILL INDEX† —
   September 12, 2003 - October 2009

†	Hypothetical illustration of $10,000 invested in Legg Mason Western Asset Variable Adjustable Rate Income Portfolio at inception on September 12, 2003, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2009. The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-Month Treasury Bill issues. 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

*	Index return beginning 9/30/2003.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

Schedule of investments
October 31, 2009

   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS — 28.1%

	Banc of America Mortgage Securities Inc.:

$13,774	4.123% due 7/25/33(a)	$12,773

10,587	5.409% due 2/25/34(a)	9,811

82,579	4.446% due 2/25/35(a)	66,374

27,106	Bear Stearns Alternate-A Trust, 1.084% due 11/25/34(a)	4,506

	Bear Stearns ARM Trust:

52,739	5.242% due 2/25/35(a)(b)	43,473

203,981	3.869% due 8/25/35(a)	145,199

180,976	Bear Stearns Asset-Backed Securities Trust, 0.844% due 10/25/33(a)	153,231

104,093	Bear Stearns Second Lien Trust, 0.464% due 12/25/36(a)(c)	60,495

	Countrywide Alternative Loan Trust:

150,692	0.475% due 7/20/35(a)	81,839

408,755	0.574% due 11/20/35(a)	219,534

177,646	0.514% due 1/25/36(a)	96,786

184,457	0.454% due 6/25/46(a)	91,947

251,409	0.434% due 9/25/46(a)	116,477

390,384	0.404% due 2/25/47(a)	195,705

	Countrywide Home Loan Mortgage Pass-Through Trust:

48,558	0.744% due 12/25/17(a)	44,801

28,758	2.929% due 6/19/31(a)	28,174

173,219	Countrywide Home Loans, 0.494% due 3/25/36(a)	86,424

157,662	Deutsche Mortgage Securities Inc., 0.694% due 6/25/34(a)	114,410

	Federal National Mortgage Association (FNMA):

84,069	0.544% due 10/25/35(a)(d)	82,952

	Grantor Trust:

180,973	5.009% due 10/25/40(a)(d)	188,455

70,891	4.992% due 3/25/42(a)(d)	72,744

	REMIC Trust:

92,569	1.855% due 3/25/27(a)(d)	92,991

25,657	0.544% due 1/25/34(a)(d)	25,315

141,894	PAC, 0.644% due 8/25/33(a)(d)	140,288

	Whole Loan:

45,434	0.594% due 9/25/42(a)(d)	44,236

48,730	5.133% due 1/25/43(a)(d)	50,130

142,278	First Horizon Alternative Mortgage Securities, 3.629% due 2/25/36(a)	84,920

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   11

Schedule of investments continued
   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Harborview Mortgage Loan Trust:

$335,799	0.575% due 9/19/35(a)	$182,083

222,563	1.015% due 2/19/36(a)	121,777

118,398	0.425% due 11/19/46(a)	57,308

369,595	0.395% due 1/25/47(a)	188,558

295,676	0.415% due 1/25/47(a)	122,362

295,676	0.445% due 1/25/47(a)	75,315

	IMPAC CMB Trust:

22,309	1.244% due 10/25/33(a)	19,080

198,350	0.504% due 11/25/35(a)	115,798

	IMPAC Secured Assets Corp.:

52,316	1.044% due 11/25/34(a)	39,194

47,633	0.444% due 5/25/36(a)	13,493

234,106	Indymac Index Mortgage Loan Trust, 5.251% due 10/25/35(a)	189,988

43,654	Lehman Structured Securities Corp., 0.584% due 9/26/45(a)(c)	26,473

233,670	Lehman XS Trust, 0.504% due 2/25/46(a)	122,334

109,588	MASTR Alternative Loans Trust, PAC, 0.644% due 11/25/33(a)	93,163

25,150	MASTR ARM Trust, 3.956% due 12/25/33(a)(b)	20,128

103,054	Merrill Lynch Mortgage Investors Inc., 4.476% due 2/25/35(a)	90,528

130,275	New York Mortgage Trust Inc., 0.574% due 8/25/35(a)	100,025

400,000	Residential Accredit Loans Inc., 0.449% due 9/25/46(a)	107,319

	Residential Asset Securitization Trust, PAC:

34,010	0.694% due 11/25/33(a)	27,674

146,573	0.644% due 5/25/34(a)	122,654

19,890	Residential Funding Mortgage Securities I Trust, 0.644% due 6/25/33(a)	19,452

	Sequoia Mortgage Trust:

5,433	2.789% due 9/20/32(a)	4,658

137,313	0.905% due 6/20/33(a)	112,970

	Structured ARM Loan Trust:

7,949	0.554% due 2/25/34(a)	6,796

14,576	0.649% due 6/25/34(a)	10,501

15,084	1.948% due 11/25/34(a)	12,084

	Structured Asset Mortgage Investments Inc.:

58,958	0.615% due 12/19/33(a)	48,603

22,010	4.178% due 8/25/35(a)(b)	14,268

104,631	0.624% due 12/27/35(a)	21,614

104,683	3.198% due 12/27/35(a)(b)	46,860

See Notes to Financial Statements.

12   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
$279,569	0.434% due 7/25/46(a)	$128,713

95,820	0.444% due 9/25/47(a)	88,618

	Structured Asset Securities Corp.:

36,702	1.244% due 3/25/28(a)	31,907

76,850	1.184% due 8/25/28(a)	51,158

18,609	3.161% due 5/25/32(a)	16,847

62,918	4.549% due 8/25/32(a)	62,738

15,992	0.744% due 4/25/33(a)	14,324

54,936	0.644% due 9/25/33(a)(b)(c)(g)	45,048

92,877	5.311% due 6/25/35(a)(b)(c)	75,174

15,723	Thornburg Mortgage Securities Trust, 0.694% due 3/25/44(a)	14,393

134,984	Wachovia Mortgage Loan Trust LLC, 4.226% due 8/20/35(a)	96,543

	Washington Mutual Inc. Mortgage Pass-Through Certificates:

52,467	3.863% due 11/25/30(a)	45,650

115,801	5.922% due 9/25/36(a)	88,345

46,169	2.158% due 4/25/44(a)	28,390

214,517	0.564% due 8/25/45(a)	154,852

163,317	1.727% due 5/25/46(a)	83,670

344,235	1.717% due 8/25/46(a)	174,117

	Washington Mutual Inc. Pass-Through Certificates:

122,039	0.644% due 7/25/18(a)	117,570

149,948	0.514% due 12/25/45(a)	108,840

	Wells Fargo Mortgage Backed Securities Trust:

98,062	3.948% due 11/25/34(a)	98,878

134,909	PAC, 0.644% due 5/25/33(a)	132,922

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $9,722,505)	6,145,747

ASSET-BACKED SECURITIES — 20.6%

FINANCIALS — 20.6%
	Automobiles — 2.1%
181,456	AmeriCredit Automobile Receivables Trust, 0.324% due 5/6/12(a)	179,993

	Ford Credit Auto Owner Trust:

170,000	2.100% due 11/15/11	171,391

100,000	1.210% due 1/15/12	100,318

	Total Automobiles	451,702
	Credit Card — 3.2%
	Bank of America Credit Card Trust:

210,000	0.255% due 2/15/13(a)	208,903

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   13

Schedule of investments continued
   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Credit Card — 3.2% continued

$140,000	0.825% due 4/15/13(a)	$139,930

	Chase Issuance Trust:

150,000	0.995% due 6/15/12(a)	150,532

200,000	0.265% due 11/15/13(a)	198,354

	Total Credit Card	697,719
	Diversified Financial Services — 0.4%
	Business Loan Express:

92,925	0.894% due 6/25/28(a)(c)	55,496

32,748	1.195% due 5/15/29(a)(c)	22,536

25,651	1.044% due 1/25/32(a)(c)	17,356

	Total Diversified Financial Services	95,388
	Home Equity — 13.7%
51,175	Argent Securities Inc., 0.634% due 10/25/34(a)	41,773

63,867	Asset-Backed Securities Corp., Home Equity Loan Trust, 0.785% due 11/15/31(a)	41,875

699,380	Bear Stearns Asset-Backed Securities I Trust, 0.644% due 9/25/34(a)	566,010

	Bear Stearns Asset-Backed Securities Inc.:

39,579	0.724% due 10/25/33(a)	37,781

156,368	0.694% due 12/25/33(a)	123,128

125,458	0.744% due 11/25/42(a)	104,923

74,844	CDC Mortgage Capital Trust, 0.864% due 1/25/33(a)	53,496

	Countrywide Asset-Backed Certificates:

185,837	0.694% due 11/25/34(a)	142,921

155,690	0.574% due 7/25/36(a)(c)	67,161

107,592	0.594% due 5/25/46(a)(b)(c)	63,647

66,215	Countrywide Home Equity Loan Trust, 0.535% due 12/15/33(a)	21,105

68,196	EMC Mortgage Loan Trust, 0.794% due 3/25/31(a)(c)	59,976

67,444	GMAC Mortgage Corp. Loan Trust, 0.454% due 11/25/36(a)	26,575

129,687	Green Tree, 7.000% due 4/25/38(a)(c)	132,476

138,470	GSAMP Trust, 0.544% due 5/25/36(a)(b)(c)	76,086

35,099	IXIS Real Estate Capital Trust, 0.614% due 12/25/35(a)	34,104

270,598	Lehman XS Trust, 0.484% due 11/25/46(a)	76,280

128,590	Merrill Lynch Mortgage Investors Trust, 0.524% due 1/25/47(a)	78,490

390,000	New Century Home Equity Loan Trust, 0.864% due 8/25/34(a)	270,790

314,579	Option One Mortgage Loan Trust, 1.084% due 2/25/33(a)	211,793

See Notes to Financial Statements.

14   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Home Equity — 13.7%continued

	RAAC Series:

$143,127	0.514% due 5/25/36(a)(c)	$76,856

123,816	0.494% due 2/25/37(a)(c)	76,376

216,874	0.534% due 1/25/46(a)(c)	122,946

	Renaissance Home Equity Loan Trust:

135,432	0.684% due 8/25/33(a)	90,882

165,922	0.744% due 12/25/33(a)	107,385

57,386	Residential Asset Securities Corp., 0.744% due 7/25/32(a)	27,268

	SACO I Trust:

5,607	0.444% due 4/25/35(a)(c)	2,237

25,255	0.764% due 9/25/35(a)	7,100

57,634	0.524% due 11/25/35(a)	22,978

123,018	0.394% due 4/25/36(a)	15,801

105,293	0.504% due 6/25/36(a)	35,889

16,221	Saxon Asset Securities Trust, 0.744% due 3/25/32(a)	11,167

4,045	Specialty Underwriting & Residential Finance Trust, 0.924% due 1/25/34(a)	2,141

40,260	Structured Asset Investment Loan Trust, 0.924% due 1/25/33(a)	28,003

173,454	Truman Capital Mortgage Loan Trust, 0.674% due 3/25/37(a)(b)(c)	107,541

25,819	Wachovia Asset Securitization Inc., 0.534% due 3/25/33(a)	17,814

	Total Home Equity	2,982,774
	Student Loan — 1.2%
108,408	Carrington Mortgage Loan Trust, 0.564% due 10/25/35(a)	98,002

121,052	SLC Student Loan Trust, 0.699% due 9/15/14(a)	121,114

42,684	SLM Student Loan Trust, 0.372% due 10/25/16(a)	42,670

	Total Student Loan	261,786

	TOTAL ASSET-BACKED SECURITIES (Cost — $6,188,304)	4,489,369

COLLATERALIZED SENIOR LOANS — 11.8%

CONSUMER DISCRETIONARY — 6.4%
	Media — 4.5%
339,764	Cablevision Systems Corp., Term Loan B, 2.081% due 3/30/13(a)(c)(e)	324,102

491,250	Charter Communications, Term Loan B, 6.250% due 3/15/14(a)(c)(e)	447,915

478,070	Idearc Inc., Term Loan B, 2.257% due 11/1/14(a)(c)(e)	218,632

	Total Media	990,649

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   15

Schedule of investments continued
   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Multiline Retail — 1.9%
$491,810	Neiman Marcus Group Inc., Term Loan B, 2.908% due 3/13/13(a)(c)(e)	$423,093

	TOTAL CONSUMER DISCRETIONARY	1,413,742

HEALTH CARE — 1.9%
	Health Care Providers & Services — 1.9%
458,566	Health Management Association, Term Loan B, 2.348% due 1/16/14(a)(c)(e)	421,250

MATERIALS — 1.8%
	Paper & Forest Products — 1.8%
140,891	Georgia-Pacific Corp., Term Loan C, 3.767% due 12/23/13(a)(c)	140,222

255,823	Georgia-Pacific Corp., Term Loan, 2.557% due 12/23/13(a)(c)(e)	246,939

	TOTAL MATERIALS	387,161

UTILITIES — 1.7%
	Independent Power Producers & Energy Traders — 1.7%
385,996	NRG Energy Inc., Term Loan, 2.011% due 2/1/13(a)(c)(e)	364,123

	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $2,955,488)	2,586,276

CORPORATE BONDS & NOTES — 16.3%

CONSUMER DISCRETIONARY — 0.3%
	Diversified Consumer Services — 0.0%
1,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	1,095
	Hotels, Restaurants & Leisure — 0.1%
5,000	Buffets Inc., 0.000% due 11/1/14(b)(f)(g)	0

5,000	Harrahs Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17(c)	5,125

50,000	Station Casinos Inc., Senior Notes, 6.000% due 4/1/12(f)(g)	11,562

	Total Hotels, Restaurants & Leisure	16,687
	Media — 0.2%
5,000	Affinion Group Inc., Senior Subordinated Notes, 11.500% due 10/15/15	5,250

15,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15(f)(g)	3,075

20,000	DISH DBS Corp., Senior Notes, 6.625% due 10/1/14	19,550

10,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 10/15/17(f)	625

See Notes to Financial Statements.

16   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Media — 0.2% continued

$5,000	Univision Communications Inc., Senior Secured Notes, 12.000% due 7/1/14(c)	$5,431

5,000	Virgin Media Finance PLC, Senior Bonds, 9.500% due 8/15/16	5,313

	Total Media	39,244
	Multiline Retail — 0.0%
5,374	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15(e)	4,783

	TOTAL CONSUMER DISCRETIONARY	61,809

ENERGY — 2.1%
	Energy Equipment & Services — 0.0%
5,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	4,762
	Oil, Gas & Consumable Fuels — 2.1%
5,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	4,625

10,000	Chesapeake Energy Corp., Senior Notes, 7.250% due 12/15/18	9,725

10,000	El Paso Corp., Senior Notes, 8.250% due 2/15/16	10,402

10,000	Enterprise Products Operating LLP, Subordinated Notes, 7.034% due 1/15/68(a)	9,214

5,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	5,000

5,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14	3,950

410,000	Pemex Project Funding Master Trust, Senior Notes, 0.934% due 12/3/12(a)(c)	395,650

10,000	SandRidge Energy Inc., Senior Notes, 9.875% due 5/15/16(c)	10,750

10,000	Williams Cos. Inc., Notes, 8.750% due 3/15/32	11,633

	Total Oil, Gas & Consumable Fuels	460,949

	TOTAL ENERGY	465,711

FINANCIALS — 10.9%
	Capital Markets — 0.9%
200,000	Kaupthing Bank HF, Senior Notes, 5.750% due 10/4/11(c)(f)(g)	46,000

150,000	UBS AG Stamford CT, Senior Notes, 1.496% due 4/22/10(a)	149,926

	Total Capital Markets	195,926
	Commercial Banks — 5.2%
150,000	Barclays Bank PLC, Senior Notes, 0.554% due 4/10/12(a)(b)(c)	150,577

200,000	Glitnir Banki HF, Senior Notes, 3.255% due 1/18/12(a)(c)(f)(g)	47,500

200,000	ING Bank NV, Senior Notes, 2.625% due 2/9/12(c)	205,411

200,000	Landsbanki Islands HF, Senior Notes, 6.059% due 8/25/09(a)(c)(f)(g)	10,500

200,000	Royal Bank of Scotland PLC, Notes, 1.159% due 5/11/12(a)(c)	203,015

100,000	VTB Capital SA, Loan Participation Notes, 2.183% due 11/2/09(a)(b)(c)	100,000

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   17

Schedule of investments continued
   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Commercial Banks — 5.2% continued

$200,000	Wells Fargo & Co., Senior Notes, 0.372% due 1/24/12(a)	$197,310

210,000	Westpac Banking Corp., Notes, 3.250% due 12/16/11(c)	217,962

	Total Commercial Banks	1,132,275
	Consumer Finance — 2.1%
220,000	Caterpillar Financial Services Corp., Senior Notes, 1.354% due 6/24/11(a)	221,722

	GMAC LLC:

180,000	Notes, 2.200% due 12/19/12	182,596

70,000	Senior Notes, 7.500% due 12/31/13(c)	65,450

	Total Consumer Finance	469,768
	Diversified Financial Services — 2.0%
10,000	AAC Group Holding Corp., Senior Discount Notes, 10.250% due 10/1/12(c)	9,800

210,000	General Electric Capital Corp., Senior Notes, 2.125% due 12/21/12	212,694

210,000	JPMorgan Chase & Co., Senior Notes, 0.417% due 12/21/11(a)	208,891

	Total Diversified Financial Services	431,385
	Real Estate Management & Development — 0.0%
10,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	5,450
	Thrifts & Mortgage Finance — 0.7%
150,000	Societe Financement de l’Economie Francaise (SFEF), Senior Bonds, 0.713% due 7/16/12(a)(c)	150,783

	TOTAL FINANCIALS	2,385,587

HEALTH CARE — 0.7%
	Health Care Providers & Services — 0.7%
5,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	4,962

97,000	HCA Inc., Senior Secured Notes, 9.625% due 11/15/16(e)	103,184

30,000	Tenet Healthcare Corp., Senior Secured Notes, 8.875% due 7/1/19(c)	32,250

5,000	US Oncology Holdings Inc., Senior Notes, 7.178% due 3/15/12(a)(e)	4,425

	Total Health Care Providers & Services	144,821
	Pharmaceuticals — 0.0%
10,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(f)(g)	14

	TOTAL HEALTH CARE	144,835

See Notes to Financial Statements.

18   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE

INDUSTRIALS — 0.2%
	Aerospace & Defense — 0.0%
$10,481	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(e)	$7,245
	Airlines — 0.1%
10,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(c)	8,250
	Commercial Services & Supplies — 0.1%
10,000	RSC Equipment Rental Inc., Senior Notes, 9.500% due 12/1/14	9,925
	Road & Rail — 0.0%
5,000	Kansas City Southern de Mexico, Senior Notes, 12.500% due 4/1/16(c)	5,638
	Trading Companies & Distributors — 0.0%
5,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(c)(g)	2,850

	TOTAL INDUSTRIALS	33,908

INFORMATION TECHNOLOGY — 0.1%
	IT Services — 0.1%
10,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	10,363

MATERIALS — 0.2%
	Containers & Packaging — 0.0%
5,000	Graham Packaging Co. L.P., Senior Notes, 8.500% due 10/15/12	5,063
	Metals & Mining — 0.1%
10,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	10,765

5,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	4,925

5,000	Teck Resources Ltd., Senior Secured Notes, 9.750% due 5/15/14	5,637

	Total Metals & Mining	21,327
	Paper & Forest Products — 0.1%
5,000	Appleton Papers Inc., Senior Secured Notes, 11.250% due 12/15/15(c)	4,237

5,000	NewPage Corp., Senior Secured Notes, 7.278% due 5/1/12(a)	3,225

5,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	3,975

	Total Paper & Forest Products	11,437

	TOTAL MATERIALS	37,827

TELECOMMUNICATION SERVICES — 1.1%
	Diversified Telecommunication Services — 0.2%
15,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	16,050

5,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	4,475

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   19

Schedule of investments continued
   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Diversified Telecommunication Services — 0.2% continued

$5,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(c)	$5,225

20,000	Qwest Corp., Senior Notes, 3.549% due 6/15/13(a)	18,700

	Total Diversified Telecommunication Services	44,450
	Wireless Telecommunication Services — 0.9%
5,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16(c)	5,013

200,000	Vodafone Group PLC, Notes, 0.660% due 2/27/12(a)	198,889

	Total Wireless Telecommunication Services	203,902

	TOTAL TELECOMMUNICATION SERVICES	248,352

UTILITIES — 0.7%
	Independent Power Producers & Energy Traders — 0.7%
40,000	AES Corp., Senior Notes, 7.750% due 10/15/15	40,450

15,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	12,713

20,000	Edison Mission Energy, Senior Notes, 7.625% due 5/15/27	14,200

127,200	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17(e)	83,316

10,000	NRG Energy Inc., Senior Notes, 7.375% due 1/15/17	9,925

	TOTAL UTILITIES	160,604

	TOTAL CORPORATE BONDS & NOTES (Cost — $4,171,254)	3,548,996

MORTGAGE-BACKED SECURITIES — 2.4%

	FHLMC — 0.5%
102,014	Federal Home Loan Mortgage Corp. (FHLMC), 3.378% due 1/1/27(a)(d)	102,728
	FNMA — 1.9%
395,995	Federal National Mortgage Association (FNMA), 5.165% due 9/1/35(a)(d)	414,747

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $499,972)	517,475

SOVEREIGN BOND — 0.3%

	Russia — 0.3%
57,340	Russian Federation, 7.500% due 3/31/30(c) (Cost — $64,906)	64,370

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 16.2%

	U.S. Government Agencies — 16.2%
	Federal Home Loan Mortgage Corp. (FHLMC):

250,000	0.343% due 2/1/11(a)(d)	249,843

211,000	Notes, 0.379% due 3/9/11(a)(d)	211,435

See Notes to Financial Statements.

20   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	U.S. Government Agencies — 16.2% continued

	One Year CMT ARM:

$76,817	3.598% due 2/1/23(a)(d)	$77,482

164,215	3.670% due 4/1/26(a)(d)	166,563

31,736	3.455% due 7/1/29(a)(d)	32,503

47,193	3.679% due 8/1/30(a)(d)	47,709

23,823	4.040% due 10/1/33(a)(d)	24,315

116,820	One Year LIBOR, 4.173% due 5/1/33(a)(d)	121,204

	Federal National Mortgage Association (FNMA):

108,241	12.000% due 4/20/16(d)	124,439

	One Year CMT ARM:

86,251	3.054% due 8/1/15(a)(d)	85,900

98,480	2.218% due 4/1/20(a)(d)	98,439

130,272	3.052% due 11/1/25(a)(d)	131,941

170,991	3.622% due 1/1/26(a)(d)	172,762

204,986	3.579% due 7/1/26(a)(d)	205,419

561,295	3.388% due 5/1/28(a)(d)	563,917

54,113	3.783% due 5/1/28(a)(d)	54,389

88,548	3.821% due 9/1/30(a)(d)	89,497

30,672	2.850% due 9/1/32(a)(d)	31,170

6,537	4.040% due 1/1/33(a)(d)	6,629

17,866	4.098% due 2/1/33(a)(d)	18,254

24,847	2.981% due 5/1/33(a)(d)	25,215

94,388	2.772% due 9/1/33(a)(d)	95,262

	One Year LIBOR:

8,122	5.138% due 1/1/33(a)(d)	8,139

70,692	3.384% due 7/1/33(a)(d)	73,793

43,973	5.196% due 10/1/33(a)(d)	45,483

143,878	2.965% due 10/1/34(a)(d)	146,766

	Six Month LIBOR:

78,441	2.194% due 4/1/33(a)(d)	79,376

35,187	3.471% due 5/1/33(a)(d)	35,818

14,148	3.213% due 6/1/33(a)(d)	14,492

197,607	2.810% due 10/1/34(a)(d)	201,599

	Government National Mortgage Association (GNMA) II, One Year CMT ARM:

52,527	4.375% due 5/20/26(a)	53,685

15,951	4.375% due 5/20/32(a)	16,279

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   21

Schedule of investments continued
   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	U.S. Government Agencies — 16.2% continued

$95,155	4.000% due 1/20/35(a)	$97,136

125,807	2.625% due 2/20/35(a)	126,154

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $3,518,113)	3,533,007

U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.4%

80,264	U.S. Treasury Notes, Inflation Indexed, 2.375% due 1/15/17(h) (Cost — $78,750)	86,654

SHARES

COMMON STOCKS — 0.0%

MATERIALS — 0.0%
	Chemicals — 0.0%
248	Georgia Gulf Corp.* (Cost — $5,138)	3,564

WARRANTS — 0.0%

4	Buffets Restaurant Holdings, Expires 4/28/14(b)* (Cost — $0)	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $27,204,430)	20,975,458

FACE
AMOUNT

SHORT-TERM INVESTMENTS — 6.7%

	U.S. Government Obligation — 1.8%
$400,000	U.S. Treasury Bills, 0.267% due 11/12/09(i) (Cost — $399,967)	399,967
	Repurchase Agreement — 4.9%
1,070,000	Morgan Stanley tri-party repurchase agreement dated 10/30/09, 0.050% due 11/2/09; Proceeds at maturity — $1,070,004; (Fully collateralized by U.S. government agency obligation, 3.170% due 9/15/14; Market value — $1,095,923) (Cost — $1,070,000)	1,070,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $1,469,967)	1,469,967

	TOTAL INVESTMENTS — 102.8% (Cost — $28,674,397#)	22,445,425

	Liabilities in Excess of Other Assets — (2.8)%	(613,884)

	TOTAL NET ASSETS — 100.0%	$21,831,541

See Notes to Financial Statements.

22   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	The coupon payment on these securities is currently in default as of October 31, 2009.

(g)	Illiquid security.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(i)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $28,675,601.

Abbreviations used in this schedule:

ARM - Adjustable Rate Mortgage

CDC - Capital Mortgage

CMB - Cash Management Bill

CMT - Constant Maturity Treasury

GMAC - General Motors Acceptance Corp.

GSAMP - Goldman Sachs Alternative Mortgage Products

LIBOR - London Interbank Offered Rate

MASTR - Mortgage Asset Securitization Transactions Inc.

PAC - Planned Amortization Class

REMIC - Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   23

Statement of assets and liabilities
October 31, 2009

ASSETS:

Investments, at value (Cost — $28,674,397)	$22,445,425

Cash	9,001

Interest receivable	71,951

Receivable for Portfolio shares sold	21,654

Receivable from broker — variation margin on open futures contracts	17,309

Receivable for securities sold	1,256

Principal paydown receivable	453

Prepaid expenses	925

Total Assets	22,567,974

LIABILITIES:

Payable for securities purchased	627,969

Investment management fee payable	6,267

Distribution fees payable	1,824

Payable for Portfolio shares repurchased	211

Trustees’ fees payable	193

Accrued expenses	99,969

Total Liabilities	736,433

TOTAL NET ASSETS	$21,831,541

NET ASSETS:

Par value (Note 5)	$27

Paid-in capital in excess of par value	28,596,420

Undistributed net investment income	249,698

Accumulated net realized loss on investments, futures contracts and written options	(858,752)

Net unrealized depreciation on investments and futures contracts	(6,155,852)

TOTAL NET ASSETS	$21,831,541

Shares Outstanding:	2,686,038

Net Asset Value:	$8.13

See Notes to Financial Statements.

24   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

Statement of operations
For the Year Ended October 31, 2009

INVESTMENT INCOME:

Interest	$768,418

EXPENSES:

Investment management fee (Note 2)	112,267

Shareholder reports	67,721

Distribution fees (Note 2)	51,030

Audit and tax	32,872

Transfer agent fees	3,055

Custody fees	1,951

Insurance	1,740

Legal fees	1,354

Trustees’ fees	428

Miscellaneous expenses	4,561

Total Expenses	276,979

Less: Fee waivers and/or expense reimbursements (Note 2)	(73,047)

Net Expenses	203,932

NET INVESTMENT INCOME	564,486

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND WRITTEN OPTIONS (NOTES 1, 3 AND 4):

Net Realized Gain (Loss) From:

Investment transactions	(335,371)

Futures contracts	198,069

Written options	(116,647)

Net Realized Loss	(253,949)

Change in Net Unrealized Appreciation/Depreciation From:

Investments	1,140,755

Futures contracts	(154,038)

Written options	(20,869)

Change in Net Unrealized Appreciation/Depreciation	965,848

NET GAIN ON INVESTMENTS, FUTURES CONTRACTS AND WRITTEN OPTIONS	711,899

INCREASE IN NET ASSETS FROM OPERATIONS	$1,276,385

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   25

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2009	2008
OPERATIONS:

Net investment income	$564,486	$1,323,399

Net realized loss	(253,949)	(23,129)

Change in net unrealized appreciation/depreciation	965,848	(6,626,674)

Increase from payment by affiliate	—	1,878

Increase (Decrease) in Net Assets From Operations	1,276,385	(5,324,526)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 and 6):

Net investment income	(1,300,001)	(1,750,000)

Decrease in Net Assets From Distributions to Shareholders	(1,300,001)	(1,750,000)

PORTFOLIO SHARE TRANSACTIONS (NOTE 5):

Net proceeds from sale of shares	3,165,713	2,995,318

Reinvestment of distributions	1,300,001	1,748,689

Cost of shares repurchased	(6,389,445)	(12,012,712)

Decrease in Net Assets From Portfolio Share Transactions	(1,923,731)	(7,268,705)

DECREASE IN NET ASSETS	(1,947,347)	(14,343,231)

NET ASSETS:

Beginning of year	23,778,888	38,122,119

End of year*	$21,831,541	$23,778,888

* Includes undistributed net investment income of:	$249,698	$969,362

See Notes to Financial Statements.

26   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

Financial highlights

   FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
   EACH YEAR ENDED OCTOBER 31:

	2009	2008	2007	2006[1]	2005[1]
NET ASSET VALUE, BEGINNING OF YEAR	$8.08	$10.13	$10.28	$10.18	$10.10

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.22	0.44	0.49	0.42	0.24

Net realized and unrealized gain (loss)	0.29	(2.01)	(0.17)	(0.01)	(0.05)

Total income (loss) from operations	0.51	(1.57)	0.32	0.41	0.19

LESS DISTRIBUTIONS FROM:

Net investment income	(0.46)	(0.48)	(0.47)	(0.31)	(0.11)

Total distributions	(0.46)	(0.48)	(0.47)	(0.31)	(0.11)

NET ASSET VALUE, END OF YEAR	$8.13	$8.08	$10.13	$10.28	$10.18

Total return[2]	7.36%	(16.19)%[3]	3.21%	4.09%	1.87%

NET ASSETS, END OF YEAR (MILLIONS)	$22	$24	$38	$40	$38

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	1.36%	1.32%	1.22%[4]	1.03%	1.13%

Net expenses[5,6]	1.00 [7]	1.00 [8]	0.92 [4]	0.87	0.98

Net investment income	2.76	4.07	4.62	3.98	2.49

PORTFOLIO TURNOVER RATE	38%[9]	45%[9]	130%[9]	45%[9]	12%

[1]	Represents a share of capital stock outstanding prior to April 30, 2007.

[2]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	The investment manager fully reimbursed the Portfolio for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[4]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 1.21% and 0.91%, respectively.

[5]	As a result of a contractual expense limitation, effective October 31, 2005 through February 28, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio did not exceed 1.00%. Effective March 1, 2007, the Portfolio has a 1.00% voluntary expense limitation that may be terminated at any time.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 1.00%.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 102%, 212%, 150% and 77% for the years ended October 31, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   27

Notes to financial statements

1. Organization and significant accounting policies
Legg Mason Western Asset Variable Adjustable Rate Income Portfolio (formerly known as Legg Mason Partners Variable Adjustable Rate Income Portfolio) (the “Portfolio”) is a separate diversified investment series of the Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through December 15, 2009, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs

28   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

			SIGNIFICANT
		OTHER SIGNIFICANT	UNOBSERVABLE
	QUOTED PRICES	OBSERVABLE INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments:

Collateralized mortgage obligations	—	$6,145,747	—	$6,145,747

Asset-backed securities	—	4,489,369	—	4,489,369

Collateralized senior loans	—	2,586,276	—	2,586,276

Corporate bonds & notes	—	3,548,996	$0	3,548,996

Mortgage-backed securities	—	517,475	—	517,475

Sovereign bond	—	64,370	—	64,370

U.S. government & agency obligations	—	3,533,007	—	3,533,007

U.S. Treasury inflation protected securities	—	86,654	—	86,654

Common stocks	$3,564	—	—	3,564

Warrants	—	—	0	0

Total long-term investments	$3,564	$20,971,894	$0	$20,975,458

Short-term investments†:	—	1,469,967	—	1,469,967

Total investments	$3,564	$22,441,861	$0	$22,445,425

Other financial instruments:

Futures contracts	$73,120	—	—	$73,120

Total	$76,684	$22,441,861	$0	$22,518,545

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   29

Notes to financial statements continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	COLLATERALIZED	ASSET-	CORPORATE
	MORTGAGE	BACKED	BONDS &
INVESTMENTS IN SECURITIES	OBLIGATIONS	SECURITIES	NOTES	WARRANTS	TOTAL
Balance as of October 31, 2008	$96,701	$297,057	$0	$0	$393,758

Accrued premiums/discounts	(241)	93	—	—	(148)

Realized gain/(loss)[1]	(286)	1,745	—	—	1,459

Change in unrealized appreciation (depreciation)[2]	(6,431)	(5,762)	—	—	(12,193)

Net purchases (sales)	(14,569)	(84,571)	—	—	(99,140)

Net transfers in and/or out of level 3	(75,174)	(208,562)	—	—	(283,736)

Balance as of October 31, 2009	—	—	$0	$0	$0

Net unrealized appreciation (depreciation) for investments in securities still held at October 31, 2009	—	—	$0	$0	$0

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]	This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Futures contracts. The Portfolio may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the ”initial margin.” Subsequent payments (”variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled

30   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Portfolio realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes interest paid on the securities. The Portfolio maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   31

Notes to financial statements continued

The Portfolio executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(f) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a TBA basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days after purchase. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or interest rate of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount or lower interest rate) will be reduced. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the

32   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(i) Credit and market risk. Investments in securities which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments may result in a lack of correlation between their credit ratings and values.

Consistent with its objective to seek high current income, the Portfolio may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Portfolio’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(k) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Fees paid indirectly. The Portfolio’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Portfolio.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   33

Notes to financial statements continued

(m) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(n) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET	ACCUMULATED NET
	INVESTMENT INCOME	REALIZED LOSS
(a)	$15,851	$(15,851)

(a)	Reclassifications are primarily due to losses from mortgage backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.550%

Next $1 billion	0.525

Next $3 billion	0.500

Next $5 billion	0.475

Over $10 billion	0.450

34   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.00% through December 31, 2011. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the year ended October 31, 2009, LMPFA waived a portion of its fee in the amount of $42,429.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

The Trust, on behalf of the Portfolio, has adopted a plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Portfolio shall pay a fee in the amount not to exceed 0.25% of the average daily net assets of the Portfolio. The fee is calculated daily and paid monthly. The Trust has agreed to waive 0.15% of the Rule 12b-1 distribution plan fees for the Portfolio. For the period ended October 31, 2009, Rule 12b-1 distribution plan fees of $30,618 were waived for the Portfolio.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments
During the year ended October 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

		U.S. GOVERNMENT &
	INVESTMENTS	AGENCY OBLIGATIONS
Purchases	$3,746,365	$17,080,030

Sales	5,454,450	21,900,340

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   35

Notes to financial statements continued

At October 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$112,671

Gross unrealized depreciation	(6,342,847)

Net unrealized depreciation	$(6,230,176)

At October 31, 2009, the Portfolio had the following open futures contracts:

	NUMBER OF	EXPIRATION	BASIS	MARKET	UNREALIZED
	CONTRACTS	DATE	VALUE	VALUE	GAIN
Contracts to Buy:
90 day eurodollar	23	9/10	$5,656,282	$5,683,875	$27,593

U.S. treasury 2-year notes	6	12/09	1,294,894	1,305,656	10,762

U.S. treasury 5-year notes	17	12/09	1,944,938	1,979,703	34,765

Net unrealized gain on open futures contracts					$73,120

During the year ended October 31, 2009, written option transactions for the Portfolio were as follows:

	NUMBER OF
	CONTRACTS	PREMIUMS
Written options, outstanding October 31, 2008	81	$41,939

Options written	38	39,713

Options closed	(105)	(75,521)

Options expired	(14)	(6,131)

Written options, outstanding October 31, 2009	—	—

4. Derivative instruments and hedging activities
Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2009.

ASSET DERIVATIVES[1]
	INTEREST RATE	OTHER
	CONTRACTS RISK	CONTRACTS RISK	TOTAL
Futures contracts[2]	$73,120	—	$73,120

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

36   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the six months ended October 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE	OTHER
	CONTRACTS RISK	CONTRACTS RISK	TOTAL
Futures contracts	$45,681	—	$45,681

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE	OTHER
	CONTRACTS RISK	CONTRACTS RISK	TOTAL
Futures contracts	$19,731	—	$19,731

The Portfolio had average market values of $12,557,830, $504,158, and $23,242 on futures contracts (to buy), futures contracts (to sell) and written options, respectively, during the year ended October 31, 2009.

5. Shares of beneficial interest
At October 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Transactions in shares of the Portfolio were as follows:

	YEAR ENDED	YEAR ENDED
	OCTOBER 31, 2009	OCTOBER 31, 2008
Shares sold	411,724	326,394

Shares issued on reinvestment	187,861	183,879

Shares repurchased	(856,886)	(1,330,048)

Net decrease	(257,301)	(819,775)

6. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$1,300,001	$1,750,000

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   37

Notes to financial statements continued

As of October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$343,957

Capital loss carryforward*	(776,525)

Other book/tax temporary differences(a)	(175,282)

Unrealized appreciation/(depreciation)(b)	(6,157,056)

Total accumulated earnings/(losses) — net	$(6,764,906)

*	As of October 31, 2009, the Portfolio had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
10/31/2014	$(129,511)

10/31/2015	(211,314)

10/31/2017	(435,700)

$(776,525)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7. Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-

38   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds. On December 1,

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   39

Notes to financial statements continued

2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second

40   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

9. Other matters
On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant. The

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   41

Notes to financial statements continued

complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

10. Other shareholder information
At the August 2009 meeting, the Board of Trustees approved changing the Portfolio’s fiscal year end from October 31st to December 31st. This change will result in a “stub period” annual report being produced for the two-month period ending December 31, 2009.

42   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Western Asset Variable Adjustable Rate Income Portfolio (formerly Legg Mason Partners Variable Adjustable Rate Income Portfolio), a series of Legg Mason Partners Variable Income Trust, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Variable Adjustable Rate Income Portfolio as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 15, 2009

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   43

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Variable Adjustable Rate Income Portfolio (formerly known as Legg Mason Partners Variable Adjustable Rate Income Portfolio) (“the Portfolio”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended,) of the Portfolio (the “Independent Trustees”), and executive officers of the Portfolio, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
ELLIOTT J. BERV

Birth year	1943

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. BENTON COCANOUGHER

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	Interim Dean, George Bush School of Government and Public Service, Texas A&M University (since 2009); Dean Emeritus and Professor, Emeritus, Mays School of Business, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

44   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

JANE F. DASHER

Birth year	1949

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

MARK T. FINN

Birth year	1943

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group Inc. (investment management) (since 1988)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

RAINER GREEVEN

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	Avica, Ltd (industrial and real estate holding) (since 2002)

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio   45

Additional information (unaudited) continued
Information about Trustees and Officers

STEPHEN R. GROSS

Birth year	1947

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (1998 to 2003)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

RICHARD E. HANSON, JR.

Birth year	1941

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1985

Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

DIANA R. HARRINGTON

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Professor, Babson College (since 1992)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

46   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

SUSAN M. HEILBRON

Birth year	1945

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

SUSAN B. KERLEY

Birth year	1951

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (95 funds)

ALAN G. MERTEN

Birth year	1941

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	President, George Mason University (since 1996)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio   47

Additional information (unaudited) continued
Information about Trustees and Officers

R. RICHARDSON PETTIT

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by Trustee	135

Other board memberships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)

OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041

Birth year	1957

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (1999 to 2004)

48   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005)

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identify Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly Secretary of CFM (2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005) Managing Director and Deputy General Counsel for CAM (1992 to 2005)

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio   49

Additional information (unaudited) continued
Information about Trustees and Officers

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041

Birth year	1971

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); Supervisor at UBS Global Asset Management (2003 to 2004); Accounting Manager at CAM (prior to 2003)

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041

Birth year	1970

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

50   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Legg Mason Western Asset
Variable Adjustable Rate Income Portfolio

Trustees

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
  Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Western Asset Management
Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

Boston Financial Data Services, Inc.
2 Heritage Drive
Quincy, Massachusetts 02171

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland business trust.

LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO
Legg Mason Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms
N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Variable Adjustable Rate Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

                    NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010543 12/09 SR09-976

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2008 and October 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $95,100 in 2008 and $89,050 in 2009.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2008 and $137 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Income Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,000 in 2008 and $11,800 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in 2009.
(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust
Date: December 29, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust
Date: December 29, 2009

By:	/s/ Frances M. Guggino (Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Variable Income Trust
Date: December 29, 2009